[LOGO]             THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
                         THE FIRST AUSTRALIA FUND, INC.                   [LOGO]
[LOGO]                  THE FIRST COMMONWEALTH FUND, INC.


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                         ACQUISITION OF EQUITILINK GROUP
________________________________________________________________________________


    The EquitiLink Group is being acquired by Aberdeen Asset Management, PLC



                              [LOGOS OF EACH FUND]

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ABERDEEN
A GLOBAL ASSET MANAGER
________________________________________________________________________________

o     Aberdeen is a publicly listed UK company

o Presence in the UK, US, Ireland, Singapore, Luxembourg, Middle East and Hong Kong

o     Assets under management of US$40 billion*


*As at October 30, 2000


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ABERDEEN
A GLOBAL INVESTMENT SPECIALIST
________________________________________________________________________________

o     Excellent track record in product performance and innovation

o     One of the largest closed-end fund managers in the UK

o     Depth of expertise in Asian financial markets



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NEW MANAGEMENT & ADVISORY
CONTRACTS
________________________________________________________________________________

o     Shareholders to approve new management and advisory contracts

o     New contracts to be substantially the same

o     No change in rates of management and advisory fees



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ABERDEEN OFFERS STABILITY AND
CONTINUITY
________________________________________________________________________________

o     Continuity of investment team

o     Continuity of investment philosophy and process



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BENEFITS TO SHAREHOLDERS
________________________________________________________________________________

The Aberdeen Group brings long-term commitment

Extensive experience managing closed-end funds

Expertise in Asia plus global capabilities


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RECOMMENDATION
________________________________________________________________________________

                         Your Fund's Board of Directors
                       recommends that you vote "FOR" the
                           new advisory and management
                                    contracts